STATEMENT OF ADDITIONAL INFORMATION                          September 30, 1999
for the REYNOLDS FUNDS

Reynolds Stock Fund                           Reynolds Income Funds
-------------------                           ---------------------

Reynolds Fund                                 Reynolds U.S. Government Bond Fund
Reynolds Blue Chip Growth Fund                Reynolds Money Market Fund
Reynolds Opportunity Fund

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Reynolds Funds, Inc. dated September 30, 1999. Requests for copies of the Prospectus should be made in writing to Reynolds Funds, Inc., Wood Island, Third Floor, 80 East Sir Francis Drake Boulevard, Larkspur, California 94939, Attention: Corporate Secretary, or by calling 1-800-773-9665.

          The following audited financial statements are incorporated by reference to the Annual Report, dated September 30, 1998 of Reynolds Funds, Inc. (File No. 811-05549) as filed with the Securities and Exchange Commission on November 12, 1998:

          Report of Independent Accountants
          Statements of Net Assets (Reynolds Blue Chip Growth Fund,
               Reynolds U.S. Government Bond Fund and Reynolds
               Money Market Fund only)
          Statement of Assets and Liabilities (Reynolds Opportunity Fund
               only)
          Schedule of Investments (Reynolds Opportunity Fund only) Statements of Operation
          Statements of Changes in Net Assets
          Financial Highlights
          Notes to Financial Statements

          The following unaudited financial statements are incorporated by reference to the Semiannual Report dated March 31, 1999 of Reynolds Funds, Inc. (File No. 811-05549) as filed with the Securities and Exchange Commission on April 28, 1999:

          Statements of Net Assets
          Statements of Operations
          Statements of Changes in Net Assets
          Financial Highlights
          Notes to Financial Statements

          The Annual Report and the Semiannual Report are available without charge, upon request. To request either report, call 1-800-773-9665.

                              REYNOLDS FUNDS, INC.
                            Wood Island, Third Floor
                         80 East Sir Francis Drake Blvd.
                           Larkspur, California 94939

                                 REYNOLDS FUNDS

                                Table of Contents
                                -----------------

                                                                        Page No.
                                                                        --------

FUND HISTORY AND CLASSIFICATION...............................................1

INVESTMENT RESTRICTIONS.......................................................1

INVESTMENT CONSIDERATIONS.....................................................4

DIRECTORS AND OFFICERS OF THE COMPANY........................................16

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS...........................17

INVESTMENT ADVISER AND ADMINISTRATOR.........................................20

DETERMINATION OF NET ASSET VALUE.............................................23

DISTRIBUTION OF SHARES.......................................................24

RETIREMENT PLANS.............................................................25

AUTOMATIC INVESTMENT PLAN....................................................28

SYSTEMATIC WITHDRAWAL PLAN...................................................28

SYSTEMATIC EXCHANGE PLAN.....................................................29

REDEMPTION OF SHARES.........................................................29

ALLOCATION OF PORTFOLIO BROKERAGE............................................29

PERFORMANCE AND YIELD INFORMATION............................................31

CUSTODIAN....................................................................35

TAXES........................................................................36

CAPITAL STRUCTURE............................................................37

SHAREHOLDER MEETINGS.........................................................38

INDEPENDENT ACCOUNTANTS......................................................39

DESCRIPTION OF SECURITIES RATINGS............................................39



No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated September 30, 1999 and, if given or made, such information or representations may not be relied upon as having been authorized by Reynolds Funds, Inc.

          The Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

          Reynolds Funds, Inc. (the "Company") is an open-end management investment company consisting of five diversified portfolios, Reynolds Fund, Reynolds Blue Chip Growth Fund (the "Blue Chip Fund"), Reynolds Opportunity Fund (the "Opportunity Fund"), Reynolds U.S. Government Bond Fund (the "Bond Fund") and Reynolds Money Market Fund (the "Money Market Fund"). (The Reynolds Fund, the Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund are sometimes collectively referred to as the "Funds"). The Company is registered under the Investment Company Act of 1940 (the "Act"). The Company was incorporated as a Maryland corporation on April 28, 1988.

                             INVESTMENT RESTRICTIONS

          Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy. Each Fund's fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund's shares present or represented at a shareholders' meeting at which the holders of more than 50% of such shares are present or represented; or
(ii) more than 50% of the outstanding shares of that Fund.

          1. None of the Funds will concentrate 25% or more of its total assets in any one industry. This restriction does not apply: (a) for the Blue Chip Fund and the Money Market Fund only, to obligations issued and guaranteed by the United States Government or its agencies; (b) for the Reynolds Fund, the Opportunity Fund and the Bond Fund only, to obligations issued and guaranteed by the United States Government, its agencies or instrumentalities; and (c) for the Money Market Fund only, to obligations issued by domestic branches of U.S. banks.

          2. Each of the Funds will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of each Fund's total assets may be invested without regard to this limitation). This restriction does not apply: (a) for the Blue Chip Fund and the Money Market Fund only, to obligations issued or guaranteed by the United States Government or its agencies; and (b) for the Reynolds Fund, the Opportunity Fund and the Bond Fund only, to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

          3. None of the Funds will make investments for the purpose of exercising control or management of any company. As a result, none of the Funds will invest in securities of any single issuer if, as a result of such investment, such Fund would own more than 10% of the outstanding voting securities of such issuer.

          4. None of the Funds, except the Reynolds Fund, will borrow money, except for temporary bank borrowings (not in excess of 20% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower) for extraordinary or emergency purposes, and none of the Funds, except the Reynolds Fund, will pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of such Fund's net assets taken at acquisition cost or market value, whichever is lower. None of the Funds, except the Reynolds Fund, will purchase securities while it has any outstanding borrowings. The Reynolds Fund may borrow money to the extent permitted by the Act, and may pledge or hypothecate its assets to secure borrowings.

          5. None of the Funds will lend money (except by purchasing publicly-distributed debt securities or entering into repurchase agreements, provided that repurchase agreements will not exceed 5% of either the Blue Chip Fund's or the Opportunity Fund's net assets and repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the net assets of the Blue Chip Fund, the Opportunity Fund, the Bond Fund and the Money Market Fund, and will not exceed 15% of the net assets of the Reynolds
Fund) or, except for the Reynolds Fund, will lend its portfolio securities. The Funds will only invest in repurchase agreements which are fully collateralized and will monitor, on a continuous basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price. In addition, the Company's Board of Directors will monitor, on a continuous basis, the creditworthiness of the issuing broker, dealer or bank. The Reynolds Fund may make loans of portfolio securities to the extent permitted by the Act.

          6. None of the Funds will purchase securities on margin, purchase warrants, participate in a joint-trading account, sell securities short, or write or purchase put or call options; provided, however, that (a) the Blue Chip Fund's or the Opportunity Fund's purchase of stock index options may account for up to 5% of the applicable Fund's assets, and each of such Funds may enter into closing transactions; (b) the Opportunity Fund may invest up to 5% of its assets in rights and warrants to purchase equity securities; and (c) the Reynolds Fund may purchase warrants, sell securities short, and write or purchase put or call options to the extent permitted by the Act.

          7. None of the Funds will act as an underwriter or distributor of securities other than shares of the Company (except to the extent that any Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

          8. None of the Funds will purchase any interest in any oil, gas or any other mineral exploration or development program.

          9. None of the Funds will purchase or sell real estate or real estate mortgage loans.

          10. None of the Funds will purchase or sell commodities or commodities contracts, including futures contracts.

          11. The Money Market Fund will not purchase common stocks, preferred stocks, warrants or other equity securities.

          Each of the Funds has adopted several other investment restrictions which are not fundamental policies and which may be changed by the Company's Board of Directors without shareholder approval. These additional restrictions are as follows:

          1. None of the Funds will invest more than 5% of such Fund's total assets in securities of issuers which have a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

          2. None of the Funds will purchase securities of foreign issuers on foreign markets; however, the Blue Chip Fund may invest not more than 15% of its total assets, and the Opportunity Fund and the Reynolds Fund may invest not more than 25% of its total assets, in securities of foreign issuers in the form of American Depository Receipts ("ADRs") and the Money Market Fund may invest not more than 25% of its total assets in dollar-denominated obligations of foreign banks and foreign branches of domestic banks.

          3. None of the Funds will purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of such Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission, and where no more than 5% of the value of such Fund's total assets would be invested in such securities. All assets of any Fund invested in securities of registered closed-end investment companies will be included in the daily net assets of such Fund for purposes of calculating the monthly advisory fee payable to the Adviser. In such event, shareholders of the applicable Fund will in effect pay two advisory fees on the assets invested in closed-end investment companies.

          4. None of the Funds will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

          5. None of the Funds will acquire or retain any security issued by a company if any of the directors or officers of the Company or directors, officers or other affiliated persons of the Funds' investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

          6. The Opportunity Fund will not invest more than 2% of its net assets in warrants not listed on either the New York Stock Exchange or the American Stock Exchange.

          The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities and bank borrowings. If these restrictions (except for those percentage restrictions relating to investments in illiquid securities and bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Funds' fundamental restrictions will be deemed to have occurred. Any changes in the Funds' investment restrictions made by the Board of Directors of the Company will be communicated to shareholders of the appropriate Fund(s) prior to their implementation.

                            INVESTMENT CONSIDERATIONS

Concentration

          As set forth above under the caption "INVESTMENT RESTRICTIONS," none of the Funds (subject to certain exceptions) may concentrate 25% or more of its total assets in any one industry. The Company will use the industry classifications of The Value Line Investment Survey ("Value Line") for purposes of determining whether a Fund has concentrated its investments in a particular industry.

          As set forth above under the caption "INVESTMENT RESTRICTIONS," the Money Market Fund may concentrate more than 25% of its total assets in obligations issued by domestic branches of U.S. banks. Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Money Market Fund are insured by the FDIC (although such insurance may not be of material benefit to the Money Market Fund, depending upon the principal amount of the CDs of each bank held by such Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal and state laws and regulations, domestic branches of domestic banks, among other things, are generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Money Market Instruments

          The Reynolds Stock Funds and the Bond Fund may invest in cash and money market securities. These Funds may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which they invest include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements. (The Money Market Fund invests at all times in cash and securities that are permitted investments to money market funds under Rule 2a-7 under the Act.)

          The Reynolds Stock Funds and the Bond Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). (The Money Market Fund will invest in such securities only if they are in the highest rating category of two NRSROs). Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

          All of the Funds may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. When entering into repurchase agreements, a Fund will hold as collateral an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In such event a Fund may experience delays, increased costs and a possible loss.

Investment Grade Investments

          The Reynolds Stock Funds may invest in U.S. government securities and publicly distributed corporate bonds and debentures to generate current income (with respect to the Blue Chip Fund) and possible capital gains at those times when the Adviser believes such securities offer opportunities for long-term growth of capital, such as during periods of declining interest rates when the market value of such securities generally rises. The Reynolds Stock Funds will limit their investments in non-convertible bonds and debentures to those which have been assigned one of the two highest ratings of either Standard & Poor's Corporation (AAA and AA) or Moody's Investors Service, Inc. (Aaa and Aa). In the event a non-convertible bond or debenture is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's or Baa by Moody's). If a bond or debenture is downgraded below investment grade, the Reynolds Stock Funds will promptly dispose of such bond or debenture, unless the Fund's investment adviser (the "Adviser") believes it disadvantageous to the Fund to do so.

Convertible Securities

          Each of the Reynolds Stock Funds may also invest in convertible securities (debt securities or preferred stocks of corporations which are convertible into or exchangeable for common stocks). The Adviser will select only those convertible securities for which it believes (a) the underlying common stock is a suitable investment for the Fund and (b) a greater potential for total return exists by purchasing the convertible security because of its higher yield and/or favorable market valuation. Each of the Reynolds Stock Funds may invest up to 5% of its net assets in convertible debt securities rated less than investment grade. Debt securities rated less than investment grade are commonly referred to as "junk bonds."

          Investments in convertible securities rated less than investment grade ("high yield convertible securities") are subject to a number of risk factors. The market for high yield convertible securities is subject to substantial volatility. Issuers of high yield convertible securities may be of low creditworthiness and high yield convertible securities are likely to be subordinated to the claims of senior lenders. The secondary market for high yield convertible debt securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Funds to value accurately such securities or dispose of them.

Government Obligations

          Each of the Funds may invest in a variety of U.S. Treasury obligations, including bills, notes and bonds. These obligations differ only in terms of their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

          Obligations of certain agencies and instrumentalities, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; and others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality that issues them. There is no guarantee that the U.S. Government will provide financial support to its agencies or instrumentalities, now or in the future, if it is not obligated to do so by law.

Zero Coupon Treasury Securities

          Each of the Funds may invest in zero coupon treasury securities which consist of Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the Federal Reserve Bank. A zero coupon treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently. In addition to zero coupon treasury securities, each of the Funds may invest in zero coupon bonds issued directly by federal agencies and instrumentalities. Such issues of zero coupon bonds are originated in the form of a zero coupon bond and are not created by stripping an outstanding bond. Finally, each of the Funds may invest in U.S. Government
Obligations that have been stripped of their unmatured interest coupons by dealers. Dealers deposit such stripped U.S. Government Obligations with custodians for safekeeping and then separately sell the principal and interest payments generated by the security.

Mortgage-Backed and Asset-Backed Securities

          Each of the Funds may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments.

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.
Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          Each of the Funds may also purchase mortgage-backed securities structured as CMOs. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. The classes may include "IOs", which pay distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgages or mortgage-backed securities, "POs", which pay distributions consisting solely or primarily of all or a portion of principal payments made from the underlying pool of mortgages or mortgage-backed securities, and "inverse floaters", which have a coupon rate that moves in the reverse direction to an applicable index.

          Investments in CMO certificates can expose the Funds to greater volatility and interest rate risk than other types of mortgage-backed obligations. Among tranches of CMOs, inverse floaters are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floaters could protect a Fund against a reduction in income due to a decline in interest rates. A Fund would be adversely affected by the purchase of an inverse floater in the event of an increase in interest rates because the coupon rate thereon will decrease as interest rates increase, and like other mortgage-backed securities, the value of an inverse floater will decrease as interest rates increase. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying pool of mortgage loans or mortgage-backed securities. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yields to maturity of IOs or POs, respectively. If the underlying assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses irrespective of its rating. Conversely, if the underlying assets experience slower than anticipated prepayments of principal, the yield and market value for the holders of a PO will be affected more severely than would be the case with a traditional mortgage-backed security. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates. Prepayments are also influenced by a variety of other economic and social factors.

          The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

          In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed income securities, when interest rates rise the value for an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed incomes securities.

          Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards.

Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

          Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Foreign Bank Obligations

          The Money Market Fund may invest in instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks. These investments entail risks that are different from those of investments in domestic obligations of U.S. banks. Such risks include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on such instruments, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits and the adoption of other foreign government restrictions which might affect adversely the payment of principal and interest of such instruments. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

Put and Call Options

          The Blue Chip Fund and the Opportunity Fund may purchase stock index options and the Reynolds Fund may purchase and write options on securities including stock indexes. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If a Fund exercises the option, it completes the sale of the underlying security at the strike price. A Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The feature of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P
100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: The Chicago Board Options Exchange, New York Stock Exchange, American Stock Exchange, Pacific Stock Exchange and the Philadelphia Stock Exchange.

          Put options may be purchased by any of the Reynolds Stock Funds in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of such Fund's portfolio securities. Call options may be purchased by any of the Reynolds Stock Funds in order to participate in an anticipated increase in stock market prices. Each of the Blue Chip Fund and the Opportunity Fund will sell put and call options only to close out positions in put and call options, as the case may be, which such Fund has purchased.

          When the Reynolds Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

          To terminate its obligations on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

          Generally writing calls is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying security in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

          When the Reynolds Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may only write covered puts. For a put to be covered, the Fund must maintain in a segregated account cash or liquid assets equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any such profits are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

          The ability of each Reynolds Stock Fund effectively to hedge all or a portion of the securities in its portfolio in anticipation of or during a market decline through transactions in put options on stock indexes depends on the degree to which price movements in the underlying index correlate with the price movements in such Fund's portfolio securities. Inasmuch as the portfolio securities of the Funds will not duplicate the components of an index, the correlation will not be perfect. Consequently, the applicable Fund will bear the risk that the prices of its portfolio securities being hedged will not move in the same amount as the prices of such Fund's put options on the stock indexes. It is also possible that there may be a negative correlation between the index and such Fund's portfolio securities which could result in a loss on both the portfolio securities and the options on stock indexes acquired by such Fund.

          Options prices can also diverge from the prices of the underlying investment, even if the underlying investment matches the applicable Fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying investment, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and the securities markets, from structural differences in how options and securities are traded, or from imposition of daily price fluctuation limits or trading halts. Successful use of these techniques requires skills different from those needed to select portfolio securities.

          There is no assurance a liquid secondary market will exist for any particular option at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying investment's current price. In addition, exchanges may establish daily price fluctuation limits for options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options positions could also be impaired.

          When it writes options the Reynolds Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options strategies by mutual funds, and if the guidelines so require will set aside cash or liquid securities in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a portion of the Reynolds Fund's assets could impede portfolio management or such Fund's ability to meet redemption requests or other current obligations.

American Depository Receipts

          Each of the Reynolds Stock Funds may invest in American Depository Receipts ("ADRs"). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such securities also involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.

          The Reynolds Stock Funds may invest in ADRs which are "sponsored" or "unsponsored". While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by, or consent of, the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications.

Warrants

          The Reynolds Fund and the Opportunity Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Rights and warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Rights and warrants differ from call options in that rights and warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that a Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Short Sales

          The Reynolds Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

          No short sales will be effected which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate market value of all securities sold short to exceed 10% of the value of the Reynolds Fund's net assets. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

Illiquid Securities

          Each Fund may invest up to 10% (15% with respect to the Reynolds Fund) of its net assets in securities for which there is no readily available market ("illiquid securities"). Because an active market may not exist for illiquid securities, the Funds may experience delays and additional costs when trying to sell illiquid securities. The applicable percentage limitation includes certain securities whose disposition would be subject to legal restrictions ("restricted securities"). However certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However an insufficient number of qualified institutional buyers interested in purchasing certain Rule 144A securities held by a Fund could adversely affect their marketability, causing the Fund to sell the securities at unfavorable prices.
The Board of Directors of the Company will delegate to the Adviser the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. The Adviser will consider such factors as (i) the nature of the market for a security, (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors in determining the liquidity of a security.

          Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, a Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities, if considered to be illiquid, will be priced at fair value as determined in good faith by the Board of Directors.

Lending of Portfolio Securities

          The Reynolds Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

          The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Reynolds Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Borrowing

          The Reynolds Fund may borrow money for investment purposes. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Reynolds Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Reynolds Fund when it leverages its investments will increase more when the Reynolds Fund's assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Reynolds Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Act, the Reynolds Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Reynolds Fund's assets should fail to meet this 300% coverage test, the Reynolds Fund within three business days will reduce the amount of the Reynolds Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

          The Funds do not trade actively for short-term profits. However, if the objectives of the Funds would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in a Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly heavier transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to stockholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                      DIRECTORS AND OFFICERS OF THE COMPANY

          As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of its Board of Directors. The name, address, principal occupation(s) during the past five (5) years and other information with respect to each of the directors and officers of the Company are as follows:

FREDERICK L. REYNOLDS*
---------------------
Wood Island, Third Floor
80 East Sir Francis Drake Boulevard
Larkspur, California 94939
(CHAIRMAN, PRESIDENT, TREASURER AND A DIRECTOR OF THE COMPANY)

          Mr. Reynolds, age 57, is the sole proprietor of Reynolds Capital Management, an investment advisory firm organized in April, 1985.

ROBERT E. SNADER
----------------
P.O. Box 8444
San Rafael, California  94912-8444
(A DIRECTOR OF THE COMPANY)

          Mr. Snader, age 59, has been the President of R.E. Snader & Associates, a distributor of professional, industrial and broadcast video and computer/video equipment, since May 1975.

ROBERT E. STAUDER
-----------------
5 Marsh Drive
Mill Valley, California 94941
(A DIRECTOR OF THE COMPANY)

          Mr. Stauder, age 69, is retired. He was a principal of Robinson Mills + Williams, an architectural and interior design firm, from 1991 until 1996. Prior to joining that firm, Mr. Stauder was associated with Hellmuth Obata & Kassabaum, Inc., an architectural and engineering firm, for over thirty years. Mr. Stauder served as Vice Chairman of Hellmuth Obata & Kassabaum, Inc. from 1986 to 1991. Prior to assuming that position, he was a Senior

--------------------
     * Mr. Reynolds is the only diretor who is an "interested person" of the Company as that term is defined in the Investment Company Act of 1940. Messrs. Snader and Stauder are not "interested persons" of the Company.

Vice President of that firm from 1968 to 1986. He was also a member of the Board of Directors of that firm from 1981 to 1991. Mr. Stauder is a past member of the Board of Directors of Architects and Engineers Insurance Company, a risk retention insurance company.

CAMILLE F. WILDES
-----------------
225 East Mason Street
Milwaukee, Wisconsin 53202
(SECRETARY OF THE COMPANY)

          Ms. Wildes, age 47, is a Vice President of Fiduciary Management, Inc., the Funds' Administrator, and has been employed by such firm in various capacities since December, 1982.

          The Company's standard method of compensating directors is to pay each director who is not an interested person of the Company a fee of $2,000 for each meeting of the Board of Directors attended. During the fiscal year ended September 30, 1998 the Company's standard method of compensating directors was to pay each director who was not an interested person of the Company a fee of $550 for each meeting of the Board of Directors attended, and the Company paid a total of $5,500 in directors' fees to such directors.

          The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended September 30, 1998:

                               COMPENSATION TABLE
                                                         Pension or
                                                         Retirement
                                                      Benefits Accrued                                 Total
                                    Aggregate            As Part of        Estimated Annual         Compensation
                                  Compensation            Company            Benefits Upon          from Company
       Name of Person             From Company            Expenses            Retirement          Paid to Directors
       --------------             ------------            --------            ----------          -----------------
Frederick L. Reynolds                  $0                    $0                   $0                    $0

Robert E. Snader                     $2,750                  $0                   $0                  $2,750

Robert E. Stauder                    $2,750                  $0                   $0                  $2,750


               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holders of each Fund's shares who as of June 30, 1999 beneficially owned more than 5% of such Fund's then outstanding shares, as well as the number of shares of such Fund beneficially owned by all officers and directors of the Company as a group. (The Reynolds Fund will commence operations on September 30, 1999.)

                         Reynolds Blue Chip Growth Fund

Name and Address
of Beneficial Owner                       Number of Shares     Percent of Class
-------------------                       ----------------     ----------------

Charles Schwab & Co., Inc.                  2,296,250 (1)            32.98%
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corporation       739,386 (1)            10.62%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Donaldson Lufkin & Jenrette                   390,717 (1)             5.61%
  Securities Corp.
P.O. Box 2052
Jersey City, NJ  07303-2052

National Investor Services                    388,668 (1)             5.58%
55 Water Street
New York, NY  10041-3299

Officers and Directors as a Group              97,462 (2)             0.87%
  (4 Persons)



                            Reynolds Opportunity Fund

Name and Address
of Beneficial Owner                       Number of Shares     Percent of Class
-------------------                       ----------------     ----------------

Frederick L. Reynolds                         276,510 (2)             7.65%
Wood Island, Third Floor
80 East Sir Francis Drake Blvd.
Larkspur, CA  94939

National Financial Services Corporation       204,432 (1)             7.31%
1 World Financial Center
200 Liberty Street
New York, NY  10281-1003

Richard J. Thalheimer                         170,464                 6.10%
110 Pacific Avenue #194
San Francisco, CA  94111-1900

Charles Schwab & Co., Inc.                    151,192 (1)             5.41%
101 Montgomery Street
San Francisco, CA  94104-4122

Officers and Directors as a Group             298,466 (2)            10.68%
  (4 Persons)


                       Reynolds U.S. Government Bond Fund

Name and Address
of Beneficial Owner                       Number of Shares     Percent of Class
-------------------                       ----------------     ----------------

The Joel W. Renbaum, M.D., Inc.                56,660                13.71%
  Profit-Sharing Trust
1145 Bush Street
San Francisco, CA  94109

Jean S. Chambers &                             28,922                 7.00%
Charles G. Stephenson, Trustees
Chambers Family Insurance Trust
U/A Dated  10/07/88
235 Montgomery  Street, Suite 1810
San Francisco, CA 94104-3105

William A. Gleason &                           26,873                 6.50%
Victor E. Rice, Trustees
FBO Forest Resources
  Profit-Sharing Plan
200 Tamal Plaza #200
Corte Madera, CA  94925

William B. Stewart                             23,443                 5.67%
47 Starbuck Drive
Muir Beach, CA  94965

Officers and Directors as a Group               1,480                 0.36%
  (4 Persons)

                           Reynolds Money Market Fund

Name and Address
of Beneficial Owner                       Number of Shares     Percent of Class
-------------------                       ----------------     ----------------

Officers and Directors as a Group              97,642                 0.87%
  (4 Persons)
-------------------

     (1) All of such shares owned by Charles Schwab & Co., Inc., National Financial Services Corporation, National Investor Services and Donaldson Lufkin & Jenrette Securities Corp. were owned of record only.

     (2) Includes shares held in the Reynolds Capital Management 401(k) plan and custodial accounts for minor children.

                      INVESTMENT ADVISER AND ADMINISTRATOR

          The investment adviser to the Funds is Reynolds Capital Management (Frederick L. Reynolds, sole proprietor) (the "Adviser"). Pursuant to investment advisory agreements entered into between the respective Funds and the Adviser (the "Advisory Agreements"), the Adviser furnishes continuous investment advisory services to the Funds. The Adviser supervises and manages the investment portfolio of each of the Funds and, subject to such policies as the Board of Directors of the Company may determine, directs the purchase or sale of investment securities in the day-to-day management of the Funds. Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of each Fund, bears all sales and promotional expenses of the Funds, other than payments made by a Fund pursuant to the distribution plan adopted pursuant to Rule 12b-1 under the Act and expenses incurred in complying with laws regulating the issue or sale of securities, and pays salaries and fees of all officers and directors of the Company (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives from the Reynolds Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Blue Chip Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Opportunity Fund a monthly fee of 1/12 of 1.0% (1.0% per annum) of such Fund's daily net assets; from the Bond Fund a monthly fee of 1/12 of 0.75% (0.75% per annum) of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 1/12 of 0.5% (0.5% per annum) of such Fund's daily net assets. During the fiscal years ended September 30, 1998, 1997 and 1996, the Blue Chip Fund paid the Adviser advisory fees of $728,520, $487,874 and $298,941, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser waived 100% of the advisory fees of $18,916, $15,683 and $24,968, respectively, otherwise payable by the Money Market Fund during such years. During the fiscal years ended September 30, 1998, 1997 and 1996 the Opportunity Fund paid the Adviser advisory fees of $249,623, $193,818 and $137,069, respectively. During the fiscal years ended September 30,

1998, 1997 and 1996, the Adviser waived 100% of the advisory fees of $20,562, $19,701 and $19,280, respectively, otherwise payable by the Bond Fund during such years, respectively. The Reynolds Funds will commence operations on September 30, 1999.

          The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing shareholders, reports to shareholders, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, registrars and stock transfer agents.

          The Adviser has undertaken to reimburse each Fund to the extent that the aggregate annual operating expenses, including investment advisory fees and administration fees but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of such Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of such Fund are qualified for sale or, if the states in which the shares of such Fund are qualified for sale impose no such restrictions, 2%. As of the date hereof, no such state law provision was applicable to any of the Funds. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the expense limitation, such Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of such Fund's fiscal year if accrued expenses thereafter fall below this limit. No expense reimbursement was required for the Blue Chip Fund or the Opportunity Fund during the fiscal years ended September 30, 1998, September 30, 1997 or September 30, 1996. Notwithstanding the most restrictive applicable expense limitation of state securities commissions described above, during each of the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser voluntarily reimbursed the Money Market Fund for expenses in excess of 0.65% of such Fund's average net assets. During the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser reimbursed the Money Market Fund $49,346, $43,094 and $36,875, (including the waiver of its advisory fee), respectively, for excess expenses. Notwithstanding the most restrictive expense limitation of state securities commissions described above, during each of the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser voluntarily reimbursed the Bond Fund for expenses in excess of 0.90% of such Fund's average net assets. During the fiscal years ended September 30, 1998, 1997 and 1996, the Adviser reimbursed the Bond Fund $40,349, $37,573 and $34,556 (including the waiver of its advisory fees), respectively, for excess expenses. The Reynolds Fund will commence operations on September 30, 1999.

          The Advisory Agreement between the Adviser and each of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund, the Money Market Fund and the Bond Fund will remain in effect as long as its continuance is specifically approved at least annually by (i) the Board of Directors of the Company, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Advisory Agreements or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each of the Advisory Agreements provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the shares of the applicable Fund, on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the applicable Fund, and that it shall be automatically terminated if it is assigned.

          The administrator to each of the Funds is Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. As administrator, the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates each Fund's net asset value, responds to shareholder inquiries, prepares each Fund's financial statements and excise tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund's financial and accounting records and generally assists in all aspects of the Funds' operations. The Administrator, at its own expense and without reimbursement from any of the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreements. For the foregoing, the Administrator receives from the Reynolds Fund, the Blue Chip Fund and the Opportunity Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) on the first $30,000,000 of the daily net assets of each of such Funds and 1/12 of 0.1% (0.1% per annum) on the daily net assets of each of such Funds in excess of $30,000,000; and from the Bond Fund and the Money Market Fund a monthly fee of 1/12 of 0.1% (0.1% per annum) on the daily net assets of each of such Funds.

          The administration agreement entered into between each of the Funds and the Administrator (the "Administration Agreements") will remain in effect until terminated by either party. Each of the Administration Agreements may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company upon the giving of ninety (90) days written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days written notice to the applicable Fund. During the fiscal years ended September 30, 1998, 1997 and 1996, the Blue Chip Fund paid the Administrator $102,851, $82,182 and $59,223, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 1998, 1997 and 1996, the Money Market Fund paid the Administrator $3,783, $4,632 and $4,997, respectively, pursuant to its Administration Agreement. During the fiscal years ended September 30, 1998, 1997 and 1996, the Opportunity Fund paid the Administrator $49,882, $40,158 and $27,414, respectively, and the Bond Fund paid the Administrator $2,742, $3,822 and $2,571, respectively, pursuant to their

Administration Agreements. The Reynolds Fund will commence operations on September 30, 1999.

          The Advisory Agreements and the Administration Agreements provide that the Adviser and Administrator, as the case may be, shall not be liable to any of the Funds or the Company's shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreements and the Administration Agreements also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of each Fund will be determined (except as otherwise noted in the succeeding paragraph) as of the close of regular trading (currently 4:00 P.M. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays fall on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

          Notwithstanding the preceding paragraph, the net asset value of the Bond Fund and the Money Market Fund also will not be determined on days when the Federal Reserve is closed. In addition to the days on which the New York Stock Exchange is not open for trading, the Federal Reserve is closed on Columbus Day and Veterans Day.

          The per share net asset value of each Fund is determined by dividing the total value of such Fund's net assets (meaning its assets less its liabilities) by the total number of its shares outstanding at that time. In calculating the net asset value of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund and the Bond Fund, portfolio securities traded on any national securities exchange or quoted on the Nasdaq Stock Market will ordinarily be valued on the basis of the last sale price on the date of valuation, or in the absence of any sales on that date, the most recent bid price. Other securities will generally be valued at the most recent bid price if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Company's Board of Directors, except that debt securities having maturities of less than 60 days may be valued using the amortized cost method.

          Securities held by the Money Market Fund are valued at amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, a constant amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. The Money Market Fund attempts to maintain its per share net asset value at $1.00. Under most conditions, the Adviser believes this will be possible. Calculations are made periodically to compare the value of the Money Market Fund's portfolio at amortized cost to current market values. In the event the per share net asset value (calculated by reference to market value) should deviate from $1.00 by 1/2 of 1% or more, the Board of Directors will promptly consider what action, if any, should be taken.

                             DISTRIBUTION OF SHARES

          Each of the Reynolds Fund, the Blue Chip Fund and the Opportunity Fund have adopted a Service and Distribution Plan (the "Plan") in anticipation that these Funds will benefit from the Plan through increased sales of shares, thereby reducing each Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by such Fund on any activities or expenses primarily intended to result in the sale of shares of such Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Company as none of the Reynolds Fund, the Blue Chip Fund or the Opportunity Fund employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, such Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

          The Plan may be terminated by any Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Messrs. Snader and Stauder are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.

          While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by a distributor, if any, or officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of

Directors, including the Rule 12b-1 Directors. Neither the Blue Chip Fund nor the Opportunity Fund incurred any distribution costs during the fiscal year ended September 30, 1998. The Reynolds Fund will commence operations on September 30, 1999.

                                RETIREMENT PLANS

          Each of the Funds offers the following retirement plans that may be funded with purchases of shares of such Fund and may allow investors to reduce their income taxes:

Individual Retirement Accounts

          Individual shareholders may establish their own Individual Retirement Accounts ("IRA"). Each of the Funds currently offers three types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

          Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

          Roth IRA. In a Roth IRA, amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

          For Traditional and Roth IRAs, the maximum annual contribution generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

          Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

          Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

          A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions, which may not exceed annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1999 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

          An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1999 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a matching contribution to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) a SIMPLE Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A
SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

          A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended (the "Code"). Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of any Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

          A prototype defined contribution plan is available for employers who wish to purchase shares of any Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,000 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Company has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income). Compensation in excess of $160,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

Retirement Plan Fees

          Firstar Bank Milwaukee, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar Bank Milwaukee, N.A. invests all cash contributions, dividends and capital gains distributions in shares of the appropriate Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account ($25.00 maximum per taxpayer identification number); $15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. The fee schedule of Firstar Bank Milwaukee, N.A. may be changed upon written notice.

          Requests for information and forms concerning the retirement plans should be directed to the Company. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Funds be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax adviser regarding the retirement plans is recommended.

                            AUTOMATIC INVESTMENT PLAN

          The Company offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of any Fund on a regular, convenient basis ($50 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account on any date specified by the shareholder each month or calendar quarter and applies the amount to the purchase of the appropriate Reynolds Fund shares. If such date is a weekend or holiday, such purchase is made on the next business day. The Automatic
Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Company for participating in the Automatic Investment Plan. A $25 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the share purchase application. Shareholders may change the date or amount of investments at any time by writing to or calling Firstar Mutual Fund Services, LLC at 1-800-773-9665. In the event an investor discontinues participation in the Automatic Investment Plan, the Company reserves the right to redeem the investor's account involuntarily, upon 60 days' notice, if the account's value is $500 or less.

                           SYSTEMATIC WITHDRAWAL PLAN

          To accommodate the current cash needs of shareholders, the Funds offer a Systematic Withdrawal Plan. A shareholder who owns shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application included as part of the purchase application, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits shares of the applicable Fund with the Company and appoints it as agent to effect redemptions of shares of such Fund held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account. The Systematic Withdrawal Plan does not apply to shares of any Fund held in individual retirement accounts or in retirement plans.

          The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional shares of the applicable Fund, at net asset value, all income dividends and capital gains distributions payable by such Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

          Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the applicable Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

          The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Mutual Fund Services, LLC in writing prior to the fifteenth day of the month preceding the next payment

                            SYSTEMATIC EXCHANGE PLAN

          The Company offers a Systematic Exchange Plan whereby a shareholder may automatically exchange shares (in increments of $100 or more) of one Fund into another on any day, either monthly or quarterly, the shareholder chooses. If that day is a weekend or holiday, such exchange will be made on the next business day. An application to establish the Systematic Exchange Plan is included as part of the purchase application. In order to participate, a shareholder must meet the minimum initial investment requirement for the receiving Fund. No service fee is currently charged by the Company for participating in the Systematic Exchange Plan; however, the Company reserves the right to impose a service charge in the future.

          The Systematic Exchange Plan is available only in states where the desired exchanges may be legally made. For federal income tax purposes, each exchange of shares (except an exchange from the Money Market Fund to another Reynolds Fund) is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before participating in the Systematic Exchange Plan, an investor should consult a tax or other financial adviser to determine the tax consequences of participation.

                              REDEMPTION OF SHARES

          The right to redeem shares of the Funds will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Funds to dispose of their securities or fairly to determine the value of their net assets.

                        ALLOCATION OF PORTFOLIO BROKERAGE

          Decisions to buy and sell securities for the Funds are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. Each of the Funds (except the Money Market
Fund) may place portfolio orders with broker-dealers who recommend the purchase of such Fund's shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

          In allocating brokerage business for the Funds, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. Brokerage commissions paid by the Blue Chip Fund during the fiscal years ended September 30, 1998, 1997 and 1996, totaled $52,916 on transactions having a total market value of $54,367,548, $42,148 on transactions having a total market value of $32,898,280 and $25,230 on transactions having a total market value of $12,520,178, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, the Money Market Fund did not pay any brokerage commissions. During the fiscal years ended September 30, 1998, 1997 and 1996, the Opportunity Fund paid brokerage commissions of $16,679 on transactions having a total market value of $17,445,529, $26,330 on transactions having a total market value of $16,060,388 and $15,214 on transactions having a total market value of $4,701,608, respectively. During the fiscal years ended September 30, 1998, 1997 and 1996, the Bond Fund did not pay any brokerage commissions. During the fiscal year ended September 30, 1998, the Blue Chip Fund paid commissions of $39,331 on transactions having a total market value of $36,565,369 to brokers who provided research services to the Adviser, and the Opportunity Fund paid commissions of $9,750 on transactions having a total market value of $10,164,687 to brokers who provided research services to the Adviser. The Reynolds Fund will commence operations on September 30, 1999.

                        PERFORMANCE AND YIELD INFORMATION

          For illustrative purposes only, the Blue Chip Fund may use the names of companies in its advertising literature as examples of blue chip companies. Such companies will only be mentioned if their securities reflect the overall quality and other characteristics of the Blue Chip Fund's portfolio and are held by such Fund as of the date of publication of the advertising literature. However, due to the delay often associated with the dissemination of advertising literature and to the possibility of changing circumstances in the interim, these companies will not necessarily reflect the portfolio composition of the Blue Chip Fund at any time after such date of publication and the mention of their names will not constitute a recommendation to purchase their stock.

          Each of the Funds (except the Money Market Fund) may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its total return and/or its average annual compounded rate of return. Total return is the cumulative rate of investment growth which assumes that income dividends and capital gains are reinvested. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. An investor's principal in any of such Funds and such Fund's return are not guaranteed and will fluctuate according to market conditions.

          Any total rate of return quotation for the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by such Fund during that period. Any period total rate of return quotation of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Reynolds Fund, the Blue Chip Fund, the Opportunity Fund or the Bond Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

          The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

                 P    =      a hypothetical initial payment of $1,000

                 T    =      average annual total return

                 n    =      number of years

               ERV    =      ending  redeemable  value of a hypothetical
                             $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

          The results below show the value of an assumed initial investment in the Blue Chip Fund of $10,000 made on August 12, 1988 through December 31, 1997, assuming reinvestment of all dividends and distributions.

                                    Value of
                                    $10,000                  Cumulative
          December 31,             Investment                 % Change
          ------------             ----------                 ---------
              1988                   $10,132                     +1.3%
              1989                    12,227                    +22.3
              1990                    12,237                    +22.4
              1991                    16,626                    +66.3
              1992                    16,645                    +66.5
              1993                    15,775                    +57.8
              1994                    15,685                    +56.9
              1995                    20,840                   +108.4
              1996                    26,722                   +167.2
              1997                    35,134                   +251.3
              1998                    54,149                   +441.5

          The results below show the value of an assumed initial investment in the Opportunity Fund of $10,000 made on January 30, 1992 through December 31, 1998, assuming reinvestment of all dividends and distributions.

                                    Value of
                                    $10,000                  Cumulative
          December 31,             Investment                 % Change
          ------------             ----------                 ---------
              1992                  $ 10,051                     +0.5%
              1993                    10,061                     +0.6
              1994                    10,231                     +2.3
              1995                    13,942                    +39.4
              1996                    15,912                    +59.1

                                    Value of
                                    $10,000                  Cumulative
          December 31,             Investment                 % Change
          ------------             ----------                 ---------

              1997                    18,232                    +82.3
              1998                    29,015                   +190.2

          The Blue Chip Fund's average annual compounded rate of return for the one year, five year and 10 year periods ended March 31, 1999 were 49.9%, 32.8% and 19.6%, respectively. The Opportunity Fund's average annual compounded rate of return for the one year period ended March 31, 1999, for the five year period ended March 31, 1999, and for the period from the Fund's commencement of operations (January 30, 1992) through March 31, 1999 were 61.8%, 28.9% and 18.9%, respectively. The Bond Fund's average annual compounded rate of return for the one year period ended March 31, 1999, for the five year period ended March 31, 1999, and for the period from the Fund's commencement of operations (January 30, 1992) were 4.8%, 5.0% and 5.1%, respectively. The Reynolds Fund will commence operations on September 30, 1999.

          The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Blue Chip Fund, the Opportunity Fund or the Bond Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the fiscal year ended September 30, 1989 to keep the Blue Chip Fund's total fund operating expenses at or below 2.0%, during the fiscal years ended September 30, 1994 and 1993 and the period from January 30, 1992 to September 30, 1992 to keep the Opportunity Fund's total fund operating expenses at or below 2.0%, and during the period from January 30, 1992 through March 31, 1999 to keep the Bond Fund's total fund operating expenses at or below 0.90%.

          The Bond Fund may cite its yield in advertisements, sales literature or information to shareholders. The Bond Fund's yield is based on a 30-day period and is computed by dividing the net investment income per share earned during the period by the net asset value per share on the last day of the period, according to the following formula:

   YIELD   =
                        a-b
                    2[ (---+1)6 - 1 ]
                        cd

   Where:  a   =    dividends and interest earned during the period.

           b   =    expenses accrued for the period (net of reimbursements).

           c   =    the  average  daily  number  of  shares
                    outstanding during the period that were entitled to receive dividends.

           d   =    the net asset value per share on the last day of the period.

The Bond Fund's yield for the thirty days ended March 31, 1999 was 4.57%. Such yield reflects reimbursements made by the Adviser. Yield fluctuations may reflect changes in the Bond Fund's net income, and portfolio changes resulting from net purchases or net redemptions of the Bond Fund's shares may affect the yield. Accordingly, the Bond Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. The Bond Fund's yield is not guaranteed and its principal is not insured.

          The Money Market Fund may quote a "Yield" or "Effective Yield" from time to time. The Yield is an annualized yield based on the actual total return for a seven-day period. The Effective Yield is an annualized yield based on a compounding of the Yield. The Effective Yield will be slightly higher than the Yield because of the compounding effect. These yields are each computed by first determining the "Net Change in Account Value" for a hypothetical account having a share balance of one share at the beginning of a seven-day period ("Beginning Account Value"), excluding capital changes. The Net Change in Account Value will always equal the total dividends declared with respect to the account.

          The yields are then computed as follows:

          Yield = Net Change in Account Value
                  ---------------------------  x  365/7
                   Beginning Account Value

Effective Yield = (1 + Total Dividend for 7 days) 365/7 - 1

          The Money Market Fund's Yield and Effective Yield for the seven-day period ended March 31, 1999 were 4.18% and 4.27%, respectively. Such yields reflect reimbursements made by the Adviser to keep the Money Market Fund's total fund operating expenses at or below 0.65%. Yield fluctuations may reflect changes in the Money Market Fund's net income. Additionally, portfolio changes resulting from net purchases or net redemptions of such Fund's shares may affect the yield. Accordingly, the Money Market Fund's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of future yield. Since the Money Market Fund uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. The Money Market Fund's yield is not guaranteed, and its principal is not insured. However, the Money Market Fund uses its best efforts to maintain its net asset value at $1.00 per share.

          Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of the Money Market Fund changes in response to fluctuations in interest rates and such Fund's expenses, any given yield quotation should not be considered representative of its yield for any future period. An investor should also be aware that there are differences in investments other than yield.

          Furthermore, the Money Market Fund's yield will be affected if it experiences a net inflow of new money which is invested at interest rates different from those being earned on its then-current investments. An investor's principal in the Money Market Fund and such Fund's return are not guaranteed.

          Each of the Funds (except the Money Market Fund) may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Money, Forbes, Business Week, Investor's Business Daily and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services, Inc. is an independent ranking service that ranks over 1,000 mutual funds based upon total return performance.) Each of such Funds may also compare its performance to the Dow Jones Industrial Average, Nasdaq Composite Index, Nasdaq Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

          The Money Market Fund may compare its performance to the following income producing alternatives: (i) money market funds (based on yields cited by Donoghue's Money Fund Report and Lipper Analytical Services, Inc.); (ii) various bank products (based on average rates of bank and thrift institution certificates of deposit and money market deposit accounts as reported by the Bank Rate Monitor); and (iii) United States Treasury Bills or Notes. There are differences between these income producing alternatives and the Money Market Fund other than their yields. Money market deposit accounts are offered by banks and thrift institutions. Although their yields will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and interest are insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to penalty.

                                    CUSTODIAN

          Firstar Bank Milwaukee, NA, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Funds. As such, Firstar Bank Milwaukee, NA holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. Firstar Bank Milwaukee, NA does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank Milwaukee, NA, acts as the Funds' transfer agent and dividend disbursing agent.

                                      TAXES

          Each of the Funds will endeavor to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"). Each of the Funds has so qualified in each of its fiscal years. If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gain, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund. The Bond Fund has $231,245, $19,651 and $2,405 of net capital loss carryovers which expire September 30, 2003, 2004 and 2005, respectively.

          Each of the Funds intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends from each Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income, while distributions from each Fund's net realized long-term capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders, whether received in cash or additional shares of a Fund. A portion of the income distributions of the Reynolds Fund, the Blue Chip Fund and the Opportunity Fund (but not the Bond Fund or Money Market Fund) may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

          Any dividend or capital gains distribution paid shortly after a purchase of shares of a Fund (other than the Money Market Fund) will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

          Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the shareholder received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

          Each Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish such Fund with his social security number or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

          This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors may also be subject to state and local taxes. Investors are urged to consult with their respective advisers for a complete review of the tax ramifications of an investment in a Fund.

                                CAPITAL STRUCTURE

          The Company's authorized capital consists of 760,000,000 shares of Common Stock, $.01 par value, of which 40,000,000 shares have been allocated to Reynolds Fund, 40,000,000 shares to Reynolds Blue Chip Growth Fund, 40,000,000 shares to Reynolds Opportunity Fund, 20,000,000 shares to Reynolds U.S. Government Bond Fund, 500,000,000 shares to Reynolds Money Market Fund and 120,000,000 shares remain unallocated. Each share outstanding entitles the holder to one vote. Generally shares are voted in the aggregate and not by each Fund, except where class voting by each Fund is required by Maryland law or the Act (e.g., change in investment policy or approval of an investment advisory agreement).

          The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of each Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect to that Fund and of that Fund's share of the general liabilities of the Company in the proportion that the total net assets of the Fund bears to the total net assets of all the Funds. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the Company, the shareholders of each Fund will be entitled, out of the assets of the Company available for distribution, to the assets belonging to such Fund.

          There are no conversion or sinking fund provisions applicable to the shares of any Fund, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently, the holders of more than 50% of the Company's shares voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

          The shares of each Fund are redeemable and are transferable. All shares issued and sold by the Company will be fully paid and nonassessable. Fractional shares of each Fund entitle the holder to the same rights as whole shares of such Fund.

          The Company will not issue certificates evidencing the Funds' shares. Each shareholder's account will be credited with the number of shares purchased, relieving such shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares of the Funds.

                              SHAREHOLDER MEETINGS

          The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting of shareholders in any year in which the election of directors is not required to be acted on by shareholders under the Investment Company Act of 1940.

          The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

          Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or
(2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

          If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

          After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                             INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Company and has so served since the fiscal year ended September 30, 1989.

                        DESCRIPTION OF SECURITIES RATINGS

          The Reynolds Fund, the Blue Chip Fund, the Opportunity Fund and the Bond Fund may invest in publicly-distributed debt securities assigned one of the highest two (2) ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Each of such Funds may also invest in commercial paper and commercial paper master notes rated A-1 by Standard & Poor's or Prime-1 by Moody's. As also set forth therein, the Money Market Fund may purchase high-quality commercial paper issued by corporations rated (at the time of purchase) in the highest category of at least two nationally recognized rating agencies (or of one agency if only one agency has issued a rating) (the "required rating agencies"), and high-quality corporate bonds with remaining maturities of thirteen months or less which are rated (at the time of purchase) in the highest category by the required rating agencies. The required rating agencies may consist of Standard & Poor's, Moody's, Duff & Phelps, Inc. ("D&P"), Fitch IBCA, Inc. ("Fitch") and Thompson Bankwatch ("TBW"). A brief description of the ratings symbols and their meanings follows.

          Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers of lessees.

          The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

          The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

          The  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:

          I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

          II.  Nature of and provisions of the obligation; and

          III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

          Moody's Bond Ratings.
          --------------------

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

          Duff & Phelps, Inc. Bond Ratings. D&P ratings concern only credit quality (i.e., the likelihood of timely payment of principal and interest). They are not affected by market conditions. All ratings are regularly reviewed by the Credit Rating Committee at quarterly intervals, or more frequently, if required.

          Rating determination is a matter of judgment based on the qualitative and quantitative factors, which vary according to the basic economic and financial characteristics of the industry.

          Ratings of fixed income securities maturing beyond one year are expressed numerically in a range of 1 (highest-grade) to 17 (lowest-grade). The first 10 ratings fall within the definition of investment-grade securities, according to typical classifications of bank and insurance supervisory authorities. Ratings 11 to 17 are used for issues below investment-grade. Additional ratings up to level 20 will be added as the need arises. Numerical ratings are grouped in seven categories, with gradations within the categories.

D&P         Generic
Rating      Category    Description
------      --------    -----------
   1        Triple A    Highest credit quality.  The risk factors are
                        negligible, being only slightly more than for risk-free U.S. Treasury debt.

          Fitch IBCA, Inc. Bond Ratings. The Fitch Bond Rating provides a guide to investors in determining the investment risk attached to a security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. The rating takes into consideration special features of the issuer, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength of the issuer.

          Bonds which have the same rating are of similar, but not necessarily identical, investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care, and municipal obligations.

          In  assessing  credit  risk,  Fitch  relies  on  current   information
furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

          Ratings may be changed, withdrawn, or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

          AAA rated bonds are considered to be investment-grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

          A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

          A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

          Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

          Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

          Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High rates of return on funds employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

          Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          Duff & Phelps, Inc. Commercial Paper Ratings.
          --------------------------------------------
          Category 1:  Top Grade
          ----------   ---------

Duff 1 plus    Highest  certainty  of  timely  payment.   Short-term  liquidity,
               including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by strong fundamental protection factors. Risk factors are minor.

Duff 1 minus   High certainty of timely  payment.  Liquidity  factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Fitch IBCA, Inc. Commercial Paper Rating. Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch's current appraisal of the degree of assurance of timely payment of such debt. Fitch is compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

          Fitch-1 (Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

          Thompson Bankwatch (TBW) Short-Term Ratings. The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

          The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

          The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

          TBW-1.  The  highest  category;   indicates  a  very  high  degree  of
likelihood that principal and interest will be paid on a timely basis.

          TBW-2. The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".